                                               Exhibit 23(b)


                          CONSENT OF COUNSEL



     I hereby consent to the reference to me in Post-Effective Amendment
No. 6 to the Registration Statement on Form S-2 of Sun Life Assurance Company of Canada (U.S.) under the caption "Legal Matters" in the Prospectus contained therein.



                                      DAVID D. HORN, ESQ.




April 30, 1997